EXHIBIT 99.1

NOTICE OF RIGHT OF CONVERSION
ELECTION OF SETTLEMENT TYPE
UNIVERSAL AMERICAN CORP.
4.00% CONVERTIBLE SENIOR NOTES DUE 2021
Conversion Date:  November 21, 2016
CUSIP No. 91338EAA9

Additional Information and Where to Find It
This information may be deemed to be solicitation material in respect of the transaction.  In connection with the transaction, Universal American plans to file with the SEC and furnish to Universal American’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, UNIVERSAL AMERICAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Universal American’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Universal American’s shareholders may obtain a free copy of Universal American’s filings with the SEC from Universal American’s website at http://www.universalamerican.com or by directing a request to Universal American at Universal American, 44 South Broadway, Suite 1200, White Plains, NY 10601-4411.

Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of Universal American and the directors, executive officers and certain other members of management and employees of WellCare may be deemed “participants” in the solicitation of proxies from shareholders of Universal American in favor of the transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Universal American in connection with the transaction will be set forth in the proxy statement and other relevant documents to be filed with the SEC. You can find information about Universal American’s executive officers and directors in Universal American’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in Universal American’s definitive proxy statement filed with the SEC on Schedule 14A.  You can find information about WellCare’s executive officers and directors in WellCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in WellCare’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements
This report and oral statements made from time to time by executive officers of WellCare or Universal American may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,”

“predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare’s or Universal American’s business and competitive strengths, all of which involve risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect WellCare’s business or Universal American’s business and the price of the common stock of WellCare or the common stock of Universal American, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Universal American and the receipt of certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Universal American’s operations into those of WellCare, (iv) the transaction may not result in the accretion to WellCare’s earnings or other benefits expected to achieve of the transactions, (v) such integration may be more difficult, time consuming or costly than expected, (vi) revenues following the transaction may be lower than expected, (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (viii) the effect of the announcement or pendency of the transaction on WellCare and/or Universal American’s business relationships, operating results, and business generally, risks related to the proposed transaction disrupting current plans and operations of WellCare and/or Universal American and potential difficulties in Universal American’s employee retention as a result of the transaction, (ix) risks related to diverting management’s attention from WellCare and/or Universal American’s ongoing business operations, (x) the outcome of any legal proceedings that may be instituted against WellCare and/or Universal American, its officers or directors related to the merger agreement or the transaction and (xi) the possibility that competing offers or acquisition proposals for Universal American will be made.

Where, in any forward-looking statement, WellCare, Universal American or their respective members of management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. WellCare’s and Universal American’s actual results may differ materially from their respective expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond WellCare’s and Universal American’s ability to control or predict with accuracy and some of which might not even anticipate.  There can be no assurance that we will achieve WellCare’s and Universal American’s expectations and neither WellCare nor Universal American do assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of WellCare’s and Universal American’s SEC reports, respectively.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of WellCare and/or Universal American.

All forward-looking statements included in this report are based upon information available to WellCare and Universal American as of the date of the report, and we assume no obligation to update or revise any such forward-looking statements.

NOTICE OF RIGHT OF CONVERSION
ELECTION OF SETTLEMENT TYPE
UNIVERSAL AMERICAN CORP.
4.00% CONVERTIBLE SENIOR NOTES DUE 2021
Conversion Date:  November 21, 2016
CUSIP No. 91338EAA9
On June 27, 2016, Universal American Corp. (the “Company”) issued its 4.00% Convertible Senior Notes due 2021 (the “Notes”), governed by the Indenture as of the same date between the Company and U.S. Bank, National Association as trustee (the “Indenture”).  Capitalized terms not defined herein are defined as in the Indenture.
The Notes are only convertible under certain circumstances as prescribed in the Indenture.  Pursuant to Section 14.01(b)(iii) of the Indenture, if a transaction or event that constitutes a Fundamental Change or a Make-Whole Fundamental Change occurs, or if the Company is a party to a consolidation, merger, binding share exchange, or transfer or lease of all or substantially all of its assets, all or any portion of a holder’s Notes may be surrendered for conversion at any time from or after the date that is 90 Scheduled Trading Days prior to the anticipated effective date of the transaction (or, if later, the business day after the Company gives notice of such transaction) until 35 Scheduled Trading Days after the actual effective date of such transaction or, if such transaction also constitutes a Fundamental Change, until the related Fundamental Change Repurchase Date (which is required to occur between 20 to 35 calendar days after the date that the Company gives the Fundamental Change Company Notice relating to the effective date of the Fundamental Change).
On November 17, 2016, the Company entered into the Agreement and Plan of Merger (the “Merger Agreement”) with WellCare Health Plans, Inc. (“Wellcare”), pursuant to which, upon the terms and conditions set forth in the Merger Agreement, a wholly-owned subsidiary of Wellcare will be merged with and into the Company, with the Company surviving the transaction as a wholly-owned subsidiary of Wellcare (the “Merger”).  The Merger is expected to constitute a “Fundamental Change” and a “Make-Whole Fundamental Change” under the Indenture that will cause the Notes to be convertible under Section 14.01(b)(iii) of the Indenture.
The anticipated effective date of the Merger for purposes of Section 14.01(b)(iii) of the Indenture is not currently known.  The anticipated effective date is subject to various risks and uncertainties (including regulatory risks and closing conditions under the Merger Agreement), and the actual effective date of the Merger may be delayed or may not occur at all.  The Company currently expects the Merger to close in the second quarter of 2017.  Thus, solely for purposes of Section 14.01(b)(iii) of the Indenture, the anticipated effective date of the Merger is deemed to be April 1, 2017 (the “Deemed Anticipated Effective Date”).
The date that is 90 Scheduled Trading Days before the Deemed Anticipated Effective Date is November 21, 2016.  Therefore, assuming the Merger occurs, the Notes will be convertible from November 21, 2016 until the Fundamental Change Repurchase Date.

This Notice constitutes a Settlement Notice pursuant to Section 14.02(a)(iii) of the Indenture.  The Company elects Physical Settlement with respect to all Conversion Dates occurring as a result of conversions of Notes until the actual effective date of the Merger, such that delivery will be made to the converting Holder in shares of Common Stock (together, if applicable, with cash in lieu of any fractional shares).  As of November 21, 2016, subject to certain exceptions, upon conversion prior to the actual effective date of the Merger, a holder of Notes would be entitled to receive shares of Common Stock of the Company in an aggregate amount equal to 105.8890 shares per $1,000 principal amount of Notes converted (the “Conversion Rate”), subject to adjustment pursuant to the terms of the Indenture.  Assuming the Merger occurs, upon conversion after the effective date of the Merger and until the Fundamental Change Repurchase Date, a holder of Notes would be entitled to receive the Merger Consideration as specified in the Merger Agreement with respect to the amount of shares pursuant to the Conversion Rate and the Additional Shares as specified in the Indenture.
U.S. Bank National Association is the Conversion Agent.  Its address is: 100 Wall Street, Suite 1600, New York, New York, 10005, Attention: U.S. Bank Global Corporate Trust Services – Universal American Corp.
To exercise the right of conversion, a holder should surrender its Notes before the Fundamental Change Repurchase Date, along with a completed conversion notice in the form attached as Attachment 1, to the Conversion Agent at its address above.
You are urged to consult with your own tax advisor concerning the tax consequences of a conversion of your Notes.
You may be subject to backup withholding (currently at a 28% rate) under United States federal income tax law on all reportable payments made by the Paying Agent. To prevent backup withholding, you must provide your correct taxpayer identification number (social security or employer identification number) by completing IRS Form W-9, Request for Taxpayer Identification Number and Certification, certifying that you are a United States person (including a United States resident alien) and that you are otherwise exempt from backup withholding. If you are a nonresident alien or foreign entity not subject to backup withholding, you must give the Paying Agent a completed Form W-8BEN, Certificate of Foreign Status, or other applicable Form W-8.

UNIVERSAL AMERICAN CORP. By: U.S. Bank National Association as Trustee Dated: November 18, 2016

ATTACHMENT 1

NOTICE OF CONVERSION
To: U.S. Bank National Association
100 Wall Street – Suite 1600
New York, NY 10005
Attention: U.S. Bank Global Corporate Trust Services – Universal American Corp.

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

Please print name and address

Principal amount to be converted (if less than all):

$_______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number